UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2001


                          SPALDING HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                    333-14569              59-2439656
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
  Incorporation or Organization)       File Number)        Identification No.)

 425 Meadow Street, Chicopee, Massachusetts                      01013
 (Address of principal executive offices)                     (Zip code)

 Registrant's telephone number, including area code:  (413) 536-1200

Item 5.  Other Events

Spalding Holdings Corporation (the "Company") is issuing a Press Release dated November 1, 2001 to report that negotiations to recapitalize the Company are in process.



Item 7. Financial Statements and Exhibits

   (c)    The following is filed as an Exhibit to this Report

           Exhibit No.              Description of Exhibit
           99.1                     Press Release announcing negotiations to
                                    recapitalize the Company are in process.

                                                                   EXHIBIT 99.1

News Release

425 Meadow Street                                 Daniel S. Frey
Chicopee, MA  01013                               Chief Financial Officer
(413) 536-1200


Chicopee, Massachusetts, November 1, 2001 -- Spalding Holdings Corporation announced today that it is continuing to work actively with certain holders of more than 90% of its 10-3/8% Senior Subordinated Notes due 2006 on a proposal to exchange the notes for other securities as part of a recapitalization of the Company. As previously announced, Spalding elected not to make its October 1st interest payment on the senior subordinated notes. The holders of more than 90% of the senior subordinated notes have consented to an extension of the grace period from 30 days to 51 days pending recapitalization negotiations. The Company has been in contact with the agent under its senior credit facility, and the agent has expressed its support for the Company's recapitalization efforts.

There  can be no  assurance  that  the  negotiations  with  the  holders  of the
Company's senior subordinated notes will result in an agreement among the parties, nor can there be any assurance that the Company's bank creditors will be supportive of the Company's decision to pursue these negotiations. Nevertheless, the Company has the liquidity to continue to pay its trade creditors on a timely basis.

Certain matters discussed in this press release are forward-looking statements based on the Company's current expectations and estimates as to prospective events about which the Company can give no firm assurance. These forward-looking statements are based on management's expectations as of the date hereof, and the Company does not undertake any responsibility to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements as a result of the factors set forth in filings with the Securities and Exchange Commission. See Spalding Holdings Corporation's cautionary statement relating to forward-looking statements filed with the Securities and Exchange Commission on Form 8-K on November 7, 2000.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Spalding Holdings Corporation
                                         (Registrant)

                                         By:   /s/   Daniel S. Frey
                                         Daniel Frey
                                         Chief Financial Officer
                                         (an officer and authorized signatory)



Date: November 1, 2001